EXHIBIT 10.5

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR III CANYON RESORT, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Agreement of Sale and Purchase dated November 11, 2016, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between Wakefield GP Canyon resort at Great Hills, LLC, a Texas limited liability company and Canyon Resort at Great Hills Limited Partnership, a Texas limited partnership (collectively, “Seller”) and Assignor for the purchase and sale of that certain real property located in Austin, Texas, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

Assignment of PSA-DRAFT	1

WITNESS THE EXECUTION HEREOF, as of this December 29, 2016.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By: _/s/ Ana Marie del Rio_______________
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR III CANYON RESORT, LLC
a Delaware limited liability company

By:     Steadfast Apartment Advisor III, LLC,
a Delaware limited liability company,
its Manager

By: _/s/ Kevin J. Keating__________
Kevin J. Keating, Treasurer

Assignment of PSA-DRAFT	2

EXHIBIT "A"

TRACT 1: Being all of GABLES BLUFFSTONE CONDOMINIUMS, a condominium project in Travis County, Texas, according to the Declaration of Condominium and the attached plats and exhibits recorded in Volume 13014, Page 521 of the Real Property Records of Travis County, Texas.

TRACT 1-A: Easement Estate for access, appurtenant to Tract 1, created by that certain Access Easement dated January 11, 1993, recorded in Volume 11883, Page 396, of the Real Property Records of Travis County, Texas; being over and across that certain 0.048 acre tract of land, more or less, out of the James Coleman Survey No. 25, Abstract No. 169, in Travis County, Texas, being a portion of Lot 43, of THE FAIRWAY AT GREAT HILLS, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 91, Pages 182-184 of the Plat Records of Travis County, Texas.

TRACT 1-B: Easement Estate for signage, appurtenant to Tract 1, created by that certain Easement Agreement dated November 5, 1996, recorded in Volume 12829, Page 277 of the Real Property Records of Travis County, Texas; being over and across that certain 399 square foot tract of land, more or less, out of the JAMES COLEMAN SURVEY NO. 25, ABSTRACT NO. 169, in Travis County, Texas.

TRACT 1-C: Easement Estate for signage, appurtenant to Tract 1, created by that certain Easement Agreement dated November 5, 1996, recorded in Volume 12829, Page 272 of the Real Property Records of Travis County, Texas; being over and across that certain 218 square foot tract of land, more or less, out of the JAMES COLEMAN SURVEY NO. 25, ABSTRACT NO. 169, in Travis County, Texas.

TRACT 1-D: Easement Estate for an emergency access, appurtenant to Tract 1, created by that certain Emergency Access Easement Agreement dated January 14, 1987, recorded in Volume 10064, Page 104 of the Real Property Records of Travis County, Texas; being over and across that certain 1.31 acre tract of land, more or less, out of the JAMES COLEMAN SURVEY NO. 25, ABSTRACT NO. 169, in Travis County, Texas.

Assignment of PSA-DRAFT	3